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                                                                    Exhibit 10.1



                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into this 29th day of January 2000 by and between Stock Exposure, Inc. whose business address is at 1127 Foothill Blvd Suite 208, San Luis Obispo, California 93401 (the "Company"), and Vfinance, "VFIN"(the "Client").

         In consideration of the mutual promise contained herein and on the terms and conditions hereinafter set forth, the Company and Client agree as follows:

1. CONSULTING SERVICES. The Client hereby retains the Company to assist in profiling a publicly traded company on the Internet website owned and operated by the Company (http://www.majorprofit.com) as well as representing the Client as a new addition to an online investor relations service owned and operated by the Company (http://www.stockir.com), and the Company hereby accepts and agrees to such retention. The Company hereby agrees to post publicly summarized information of the Client as both a profile in the featured "Profile of the Month" section of Major Profit and as an IR agent for the Client.

         It is further acknowledged that the entire objective of the service performed by the Company is to gain exposure of a public company on behalf of the Client through internet website, and not to artificially inflate share prices, trading volume or any other prohibited activity.

2. DURATION OF SERVICE. The Company shall post information regarding the Client on Major Profit for a time period approximate to 30 days. The Company also has the discretion to disseminate periodic informative updates on behalf of the Client for 3-6 months after the initial advertising launching. In addition, the Company shall post information regarding the Client on StockIR for a time period of 3 months to fulfill obligations contained herein this agreement.

3. ACTIVITIES NOT WITHIN THIS AGREEMENT. It is acknowledged and agreed by the Client that the Company is not rendering legal advice or performing accounting services. It is also acknowledged that the Company is not acting in place of an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws.

4. TERM OF AGREEMENT. The term of this Agreement shall commence on the initial advertising date and shall terminate 6 months after service begins on StockIR. Full compensation payments are expected to be transferred to the Company no later than 60 days after initial coverage begins.




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5.       COMPENSATION. In full consideration of the services contained within this Agreement the Client agrees to compensate the Company ten thousand shares of one-year 144 restricted VFIN stock.

6. EXPENSES. The Company shall be solely responsible for all expenses and disbursements anticipated to be made in connection with its performance under this Agreement.

7. CLIENT REPRESENTATIONS. The Client hereby represents that all documents, news and other information produced or distributed by the Client, used in conjunction with a profile on the website of the Company, or any person or entity acting on behalf of the Client, has been factual, complete and truthful. Further the Client represents that neither it, nor any person or entity acting on its behalf, has knowingly, negligently or recklessly distributed or produced information relating to the profile company that has violates any local, state or federal law or statue. Further, the Client represents that in the future all information provided by the Client, or any person or entity acting on its behalf, will be factual, complete and truthful, and neither the Client, or any person or entity acting on its behalf, will knowingly, negligently or recklessly violate any local, state or federal law or statue.

         In the event that the Client violates the above representations then the Company, at its option, shall have the right to cease performing services herein this Agreement. If said circumstances were to arrive the Company would not be obligated to return any portion of the compensation package required from signed Agreement.

8. DISCLAIMER OF RESPONSIBILITY FOR ACTS OF THE CLIENT. The obligations of the Company in this Agreement consist solely of the distribution of information on its website. In no event shall the Company be required by this Agreement to represent or make management decisions for the Client or the profiled company. All final decisions with respect to acts and omissions of the Client or any affiliates and subsidiaries, shall be those of the Client or its affiliates, and the Company shall under no circumstances be liable for any expenses incurred or loss suffered by the Client as a consequence of such acts or omissions.

         A Client representative will provide the Consultant with factual news on the company to be profiled. Any news given by the Client that is deemed not true by ANY regulatory body is the SOLE responsibility of the Client or profiled company, and the Company is in no way liable for any misrepresentations. Further, the Client is aware that the Company is relying on the truthfulness and accuracy of said news and information. Client will reimburse the Company for any and all sums expended in legal defense or judgements rendered against Company as a result of misrepresentation to the Company by the Client. As well, the Company agrees not to misrepresent the profiled company to the best of its ability.



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         The Company will make every effort to fully disclose compensation, and potential conflicts of interest to the public, in accordance with the Securities Act of 1933, section 17 (b). The Company will fully disclose its compensation and insist that all other related parties do the same.

9. INDEMNITY BY THE CLIENT. The Client shall protect, defend, indemnify and hold the Company and its assigns and attorneys, accountants, employees, officers and directors harmless from and against all losses, liabilities, damages, judgements, claims, counterclaims, demands, actions, proceedings, costs and expenses of every kind and character resulting from or relating to (a) the inaccuracy, non-fulfillment or breach of any representation, warranty, covenant or agreement made by the Client herein; or (b) any legal action, including any counterclaim, to the extent it is based upon alleged facts that have been determined by a court of law in a non-appealable final determination to be true, would constitute a breach of any representation, warranty, covenant or agreement made by the Client herein; or (c) negligent actions or omissions of the Client or any employee or agent of the Client, or any reckless or willful misconduct, occurring during the term hereof with respect to any of the decisions made by the Client. Any damages or liability of Client to the Company including payment of attorneys fees and cost described in section l4 shall be limited to the value of the compensation paid by Client to the Company hereunder as of the date of this Agreement.

10. NOTICES. Any notices required or permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail or overnight courier to the principal office of each party.

11. APPLICABLE LAW. It is the intention of the parties hereto that this Agreement and the performance hereunder and all suits and special proceedings hereunder be construed in accordance with and under and pursuant to the laws of the State of Florida and that any action, special proceeding or other proceedings that may be brought arising out of in connections with or by reason of this Agreement, shall be brought only in a court of competent jurisdiction within the State of Florida.

12. SEVERABILITY. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be severed at the option of either party.

13. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties.

14. ATTORNEY'S FEES AND COSTS. In the event of any dispute arising out of the subject matter of this Agreement the prevailing party shall recover, in addition to any damages



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         assessed, its attorneys fees and court costs incurred in litigating or otherwise settling or resolving such dispute.

15. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.


VFinance.com                                STOCK EXPOSURE INC.


Leonard J. Sokolow                           Weston Lemos, CEO
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Printed Name, Title                         Printed Name, Title




/s/ Leonard J. Sokolow                      /s/ Weston Lemos
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Signature                       Date        Signature                       Date




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